Exhibit 99.1

Investor Presentation July 2026

Jeffrey A. Stopko President Chief Executive Officer | Chief Financial Officer 2

3 Forward - Looking Statements This presentation contains various forward - looking statements and includes assumptions concerning the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, operations, future results, and prospects, including statements that include the words “ma y,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan” or similar expressions. These forward - looking statements are bas ed upon current expectations, are subject to risk and uncertainties and are applicable only as of the dates of such statements. Forward - looking statements involve risks, uncertai nties and assumptions. Although we do not make forward - looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Y ou should not put undue reliance on any forward - looking statements. These statements speak only as of the date of this presentation, even if subsequently made available on our website or otherwise, and we undertake no obligation to update or revise these statements to reflect events or circumstances occurring after the date of t his presentation. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary sta tem ent identifying important factors (some of which are beyond the Company’s control) which could cause the actual results or events to differ materially from those set fo rth in or implied by the forward - looking statements and related assumptions. Such factors include the following: (i) the effect of changing regional and national economic conditions; (ii) the effects of tr ade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve; (iii) significant changes in interest rates and prepayment speeds; ( iv) inflation, stock and bond market, and monetary fluctuations; (v) credit risks of commercial, real estate, consumer, and other lending activities; (vi) changes in federal an d s tate banking and financial services laws and regulations; (vii) the presence in the Company’s market area of competitors with greater financial resources than the Company ; ( viii) the timely development of competitive new products and services by the Company and the acceptance of those products and services by customers and regulators (when req uired); (ix) the willingness of customers to substitute competitors’ products and services for those of the Company and vice versa; (x) changes in consumer s pen ding and savings habits; (xi) unanticipated regulatory or judicial proceedings; and (xii) other external developments which could materially impact the Com pan y’s operational and financial performance. The foregoing list of important factors is not exclusive, and neither such list nor any forward - looking statement takes into acc ount the impact that any future acquisition may have on the Company and on any such forward - looking statement.

Net Income $7,072 $7,448 ($3,346) $3,601 $5,612 ($4,000) ($2,000) $0 $2,000 $4,000 $6,000 $8,000 2021 2022 2023 2024 2025 4 (Thousands)

$0.41 $0.43 ($0.20) $0.21 $0.34 ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 2021 2022 2023 2024 2025 Earnings Per Common Share 5

Net Interest Income $39,083 $40,563 $36,020 $36,048 $42,263 $25,000.00 $35,000.00 $45,000.00 2021 2022 2023 2024 2025 6 (Thousands)

Net Interest Margin % 3.15% 3.27% 2.86% 2.81% 3.15% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2021 2022 2023 2024 2025 7

Total Average Loans $989 $978 $997 $1,038 $1,061 $600 $700 $800 $900 $1,000 $1,100 2021 2022 2023 2024 2025 8 (Millions)

Total Average Deposits $1,154 $1,156 $1,154 $1,169 $1,236 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2021 2022 2023 2024 2025 9 (Millions)

Provision for Credit Losses vs. Net Charge - Offs $0 $2,000 $4,000 $6,000 $8,000 2021 2022 2023 2024 2025 $1,100 $50 $7,429 $884 $4,120 $47 $1,705 $3,457 $2,022 $4,893 10 (Thousands)

Non - Performing Assets from the Loan Portfolio $3,323 $5,200 $12,393 $13,657 $8,518 $0 $3,000 $6,000 $9,000 $12,000 $15,000 2021 2022 2023 2024 2025 11 (Thousands)

Non - Interest Revenue $17,761 $16,692 $16,389 $17,975 $16,989 $12,000 $14,000 $16,000 $18,000 $20,000 2021 2022 2023 2024 2025 12 (Thousands)

Non - Interest Expense $46,970 $48,004 $49,368 $48,740 $48,336 $44,000 $46,000 $48,000 $50,000 2021 2022 2023 2024 2025 13 (Thousands)

Branch Map Overview ▪ $1.46 Billion Community Bank Headquartered in Johnstown, PA ▪ 16 Retail Branches ▪ 2 Loan Production Offices ▪ Sizable Wealth Management Division with $2.8 Billion Customer Assets Under Administration ▪ Strategic alliance with Federated Hermes to broaden investment opportunities for Wealth Management Customers Financial Highlights as of 06/30/2026 ($ Millions except per share data) 14 Overview of AmeriServ Financial, Inc. 1,457.1 $ Total Assets 1,014.1 $ Total Loans 1,258.3 $ Total Deposits 123.1 $ Shareholders Equity 6.45 $ Tangible Book Value/Share ASRV NASDAQ Ticker Symbol 65.8 $ Market Cap ▪ Stable deposit base in core markets with 20% deposit market share in Cambria County ▪ Commercial Loan Portfolio well diversified in nearby, faster growing markets

Net Income/Loss $1,904 ($375) $1,183 $888 $1,908 ($282) $2,544 $1,442 $1,794 $2,738 ($1,000) $0 $1,000 $2,000 $3,000 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 15 (Thousands)

Earnings Per Share $0.11 ($0.02) $0.07 $0.05 $0.12 ($0.02) $0.15 $0.09 $0.11 $0.16 ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 16

Key Constituents We Manage For 17 AmeriServ Strategic Plan Shareholders Customers Employees Community

18 Create long - term value for our shareholders by: • Maintaining financially strong balance sheet • Appropriately managing risk • Improving earnings performance • Disciplined capital allocation AmeriServ Strategic Plan

Our Value Equation 19 Commercial Banking A profitable 125 - year - old community bank with $1.5 billion in total assets at 16 branches in Pennsylvania and Maryland. Union Focused Serves as the largest union bank in Pennsylvania with multiple union - specific products and services. Trust and Wealth Management A $2.8 billion Trust and Wealth Management operation with several distinct and profitable niche product lines.

Demand Deposits $162 Savings, NOW & Money Market $733 Certificates of Deposit $363 13% 58% 29% $1.258 Billion Deposit Composition ($mm) As of June 30, 2026 Financially Strong Balance Sheet 20

Residential Mortgage $172 Home Equity & Consumer $113 Commercial & Industrial $142 Commercial Real Estate $ 587 $1.014 B illion 72% Commercial / 28% Retail Non - Owner Occupied CRE / Total Capital Ratio: 342% 21 Loan Portfolio Composition ($mm) As of June 30, 2026

$254 35% $262 36% $100 14% $114 15% Johnstown Pittsburgh Hagerstown State College/Altoona Loan Total = $730 Million Financially Strong Balance Sheet 22 Commercial Loan Portfolio Diversification ($mm) As of June 30, 2026

Interest Rate Risk • Quarterly net interest income has shown good growth since the third quarter of 2024 • Effective balance sheet management has resulted in net interest margin improvement as the bank’s earning asset yield has increased while the cost of funds has decreased • Meaningful scheduled asset repricing projected to continue to benefit the net interest margin in the second half of 2026 and into 2027 as deposit costs have also stabilized Diligent Focus on Risk Management 23

Net Interest Income $8,747 $8,874 $8,888 $9,539 $9,930 $10,394 $11,007 $10,931 $10,828 $11,336 $6,000 $8,000 $10,000 $12,000 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 24 (Thousands)

Net Interest Margin 2.70% 2.74% 2.71% 2.88% 3.01% 3.10% 3.27% 3.23% 3.26% 3.34% 2.00% 2.50% 3.00% 3.50% 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 25

Average Deposits vs. Total Deposit Cost % 1,160 1,163 1,165 1,188 1,218 1,240 1,238 1,248 1,242 1,270 2.15% 2.21% 2.22% 2.13% 2.04% 2.07% 2.10% 2.03% 1.93% 1.92% 1.75% 2.00% 2.25% $975 $1,075 $1,175 $1,275 $1,375 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q Average Deposits Total Deposit Cost 26

27 Credit Risk • Asset quality trends have demonstrated improvement since the resolution of the Bank’s largest problem loan in the second quarter of 2025 • The Company has a longer - term history of disciplined underwriting, robust CRE risk management practices and controlled net loan charge - offs • Non - performing loans amounted to $7.8 million or 0.76% of total loans on June 30, 2026 • Have historically maintained solid allowance for credit losses which provided 167% coverage of non - performing loans and 1.27% of total loans on June 30, 2026 Diligent Focus on Risk Management

Provision for Credit Losses ($557) $434 ($50) $1,058 ($97) $3,133 $360 $724 $217 ($294) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 28 (Thousands)

Non - Performing Assets $12,161 $12,817 $12,657 $13,657 $14,971 $16,419 $14,963 $8,518 $8,722 $8,380 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 29 (Thousands)

Liquidity Risk • Stable diverse core deposit base generated in our local communities • Do not use brokered deposits as a funding source • Bank has experienced steady deposit growth over the past two years • High quality investment securities portfolio that has a manageable duration of approximately four years and outperforms peer on a yield basis 30 Diligent Focus on Risk Management

Insured Deposits Under $250,000 Public Funds that are Collateralized Uninsured Deposits 2 6% 13% 6 1 % Financially Strong Balance Sheet 31 Analysis of Insured Deposits As of June 30, 2026

Mortgage Back Securities $193 Municipal Securities $51 Corporate Securities $48 17% 16% 63% Financially Strong Balance Sheet 32 Investment Composition ($mm) As of June 30, 2026 5% Other $15 $307 Million

Trust & Wealth Management • Profitable division with good financial contribution to ASRV • Has several distinct and profitable niche product lines: ▪ Retirement Services, Personal Trust, Investment Management, ERECT Fund & Perpetual Care Services • Strategic alliance with Federated Hermes broadens investment opportunities for Wealth Management customers • The consulting agreement with large shareholder SB Value focuses on strengthening the revenue growth trajectory in Wealth Management, while also improving cost efficiencies to meaningfully increase the profit contribution from this important division 33

Non - Interest Income 28% Net Interest Income 72% ASRV generates more revenue from non - interest income than our peers due to our large wealth management division. Trust & Wealth Management Revenue Diversification Promotes Positive Operating Leverage 34

Wealth Management Revenue $3,266 $3,059 $3,051 $2,944 $2,865 $2,781 $2,849 $3,065 $2,859 $3,094 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 35 (Thousands)

• Wealth Management division is trustee for the $250 million ERECT FUND • ASRV Bank is a preferred mortgage and consumer loan provider for the Pennsylvania State Education Association ▪ Since inception we have originated $261 million of mortgage loans and $87 million of consumer loans • ASRV Bank has meaningful union deposit relationships • Commercial banking has financed several training centers for the building trades Union Focused Company 36 Existing Union Relationships that Generate Revenue

• Robust union business development program being driven by board members with deep ties to organized labor • Internal team comprised of both management and union employees whose focus is on expanding relationships with existing union customers and the identification of banking and wealth management opportunities with new unions • Goal is to expand our reach of union - specific products and services throughout Pennsylvania for the benefit of union members Union Focused Company 37 Future Business Opportunities

• Focus on growing EPS, book value and tangible book value per share through improved earnings. • Return capital to shareholders primarily through dividends. No share repurchases authorized at this time with the board expected to revisit this option in the second half of 2026. • Capital return strategies are always subject to maintaining sufficient capital to support balance sheet growth. • Given recent regulatory changes, we are evaluating utilizing the Community Bank Leverage Ratio as our key capital metric. Capital Allocation Strategies and Earnings Growth 38

Community Bank Leverage Ratio 9.20% 9.12% 9.26% 9.32% 9.45% 9.46% 7.00% 8.00% 9.00% 10.00% Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 CBLR - ASRV Bank Current Requirement New Requirement 7/1/26 39 ASRV Bank

Capital Allocation – Common Stock Dividends 40 • Common stock dividends provide shareholders with an ongoing cash return and a competitive dividend yield of approximately 3.0% based upon the current stock price • ASRV has demonstrated a longer - term pattern of responsible dividend increases which correlate well with the Company’s earnings power • The Company targets a dividend payout ratio not to exceed 35% of net income • The Board remains committed to maintaining the common dividend at the current quarterly rate of $0.03 per share

Common Dividend Per Share $0.010 $0.015 $0.020 $0.025 $0.030 $0.00 $0.01 $0.02 $0.03 $0.04 1Q '16 1Q '17 1Q '18 1Q '19 1Q '20 1Q '21 1Q '22 1Q '23 1Q '24 1Q '25 1Q '26 41

Efficiency Ratio 86.60% 100.33% 89.49% 84.71% 83.67% 80.71% 77.55% 84.14% 83.26% 80.21% 50% 60% 70% 80% 90% 100% 110% 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 42

Tangible Book Value Per Share $5.26 $5.45 $5.72 $5.66 $5.88 $5.89 $6.11 $6.39 $6.31 $6.45 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 1Q '24 2Q 3Q 4Q 1Q '25 2Q 3Q 4Q 1Q '26 2Q 43

• Since last year’s annual meeting our common stock price has increased by $1.22, or 43% outpacing the performance of the NASDAQ Community Bank Index • From a purchase standpoint, at the current price of $4.06, ASRV stock trades at attractive multiples of 8.0 times trailing 12 - month earnings and 63% of tangible book value Capital Allocation – ASRV Stock Price 44

Investor Presentation